Business Combination (Schedule of Cash Flows related to Business Combination) (Details) (USD $)	Aug. 21, 2012
Cash flows related to the business combination
Cash in trust at JWCAC	$ 124,950
Add: proceeds from issue of shares	15,000
Less: redemption of JWCAC public shares	(54,960)
Less: cash paid to The Tile Shop members	(75,000)
Less: payment of deferred offering cost by JWCAC	(4,588)
Less: payment of transaction expenses	(4,644)
Remaining cash received by the Company in the merger	$ 758